UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014 (January 2, 2014)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Executive Officer Compensation and Equity Awards

On January 2, 2014, the Board of Directors (the “Board”) of NewLink Genetics Corporation (the “Company”) (a) approved 2013 bonuses for the Company's “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission and with respect to the Company's 2013 fiscal year), (b) approved grants of restricted stock unit awards to certain of the named executive officers for extraordinary performance in 2013, (c) approved 401(k) contributions for the named executive officers and (d) approved 2014 compensation for the named executive officers, including salaries, target bonus percentages, stock option awards and restricted stock unit awards.

2013 Bonuses and Restricted Stock Unit Awards

The 2013 bonus awards for the applicable named executive officers are set forth on Exhibit 10.1 attached hereto and incorporated herein by reference. The 2013 bonus awards for the applicable named executive officers are based on the achievement of corporate and individual goals previously approved by the Board. The Board also approved grants of fully vested restricted stock unit awards to each of Dr. Link and Dr. Vahanian for extraordinary performance in 2013, as set forth on Exhibit 10.1 hereto and incorporated herein by reference.

2013 401(k) Contributions

The Company’s employees, including its executive officers, are eligible to participate in the Company’s 401(k) plan (the “401(k) Plan”). The 401(k) Plan provides that each participant may contribute a portion of his or her pretax compensation. In addition, the Company provides an annual contribution of 3% of each participant’s salary (the “Safe Harbor Contribution”). The Safe Harbor Contribution is capped at $7,650.00 per year. The Board also has the discretion to approve additional contributions to participants (the “Discretionary Contribution”). For 2013, the Board approved Discretionary Contribution amounts for named executive officers that, when added to the Safe Harbor Contributions, totaled 4.5% of each named executive officer’s 2013 total potential cash compensation, which included 2013 salary and 100% achievement of the bonus target for 2013, as set forth on Exhibit 10.1 hereto. The following table lists the 401(k) contributions that the Company made to its named executive officers for 2013:

Named Executive Officer	Discretionary Contribution	Safe Harbor Contribution	Total 401(k) Contribution	Percent of 2013 Total Potential Cash Compensation
Dr. Charles J. Link, Jr.	$30,070.80	$7,650.00	$37,720.80	4.5%
Dr. Nicholas N. Vahanian	$19,755.00	$7,650.00	$27,405.00	4.5%
Gordon H. Link, Jr.	$9,760.95	$7,650.00	$17,410.95	4.5%
Dr. W. Jay Ramsey	$8,952.30	$7,650.00	$16,602.30	4.5%

2014 Named Executive Officer Compensation

The 2014 base salaries, target bonus awards, stock option awards and restricted stock unit awards for the named executive officers are set forth on Exhibit 10.2 attached hereto and incorporated herein by reference. The 2014 bonus awards for the applicable named executive officers will be based on the achievement of corporate and individual goals, which have not yet been established for 2014.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	2013 Bonus Awards
10.2	2014 Salaries, Bonus Targets and Equity Awards

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    January 8, 2014

NewLink Genetics Corporation

By:	/s/ Gordon H. Link, Jr.
Gordon H. Link, Jr.
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2013 Bonus Awards
10.2	2014 Salaries, Bonus Targets and Equity Awards